Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of March 2, 2015

Acrodyne Technical Services, LLC (Maryland Limited Liability Company)

Allegiance Capital L.P. (Maryland Limited Partnership) 90.43%

Dielectric, LLC (Maine LLC)

KDSM, LLC (Maryland LLC)
KDSM Licensee, LLC (Maryland LLC)

Keyser Capital, LLC (Maryland LLC)

Ring of Honor Wrestling Entertainment, LLC (Maryland LLC)

Sinclair Investment Group, LLC (Maryland LLC)
Sinclair-CVP, LLC (Maryland LLC) 90.32%

Sinclair Television Group, Inc. (Maryland Corporation)

Charleston Television, LLC (Delaware LLC)

Chesapeake Media I, LLC (Nevada LLC)

ONE Media, LLC (Maryland LLC) 80%

Perpetual Corporation (Delaware Corporation)
Sinclair Television Stations, LLC (Delaware LLC)
KATV, LLC (Delaware LLC)
KATV Licensee, LLC (Nevada LLC)
KTUL, LLC (Delaware LLC)
KTUL Licensee, LLC (Nevada LLC)
Harrisburg Television, Inc. (Delaware Corporation)
WLUK Licensee, LLC (Nevada LLC)
WJAR Licensee, LLC (Nevada LLC)
WCWF Licensee, LLC (Nevada LLC)
ACC Licensee, LLC (Delaware LLC)
WBMA Licensee, LLC (Nevada LLC)
WSET Licensee, LLC (Nevada LLC)

Sinclair Acquisition VII, Inc. (Maryland Corporation)
WVTV Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition VIII, Inc. (Maryland Corporation)
Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition IX, Inc. (Maryland Corporation)
Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Communications, LLC (Maryland LLC)

Heartland Tower Company, LLC (Iowa LLC) 66.67%

Illinois Television, LLC (Maryland LLC)
WICD Licensee, LLC (Maryland LLC)
WICS Licensee, LLC (Maryland LLC)
WYZZ Licensee, Inc. (Delaware Corporation)
Sinclair Television of Illinois, LLC (Nevada LLC)

KOKH LLC, (Nevada LLC)
KOKH Licensee, LLC (Maryland LLC)

Milwaukee Television, LLC (Wisconsin LLC)
WCGV Licensee, LLC (Maryland LLC)

Montecito Broadcasting Corporation (Delaware Corporation)
Channel 33, Inc. (Nevada Corporation)

San Antonio Television, LLC (Delaware LLC)

Sinclair Media III, Inc. (Maryland Corporation)
WCHS Licensee, LLC (Maryland LLC)
WVAH Licensee, LLC (Nevada LLC)

Sinclair Properties, LLC (Virginia LLC)
KBSI Licensee L.P. (Virginia Limited Partnership)
WDKA Licensee, LLC (Nevada LLC)
WKEF Licensee, L.P. (Virginia Limited Partnership
WMMP Licensee L.P. (Virginia Limited Partnership)

Sinclair Television of El Paso, LLC (Delaware LLC)
KDBC Licensee, LLC (Delaware LLC)

WGME, Inc. (Maryland Corporation)
WGME Licensee, LLC (Maryland LLC)

WRDC, LLC (Nevada LLC)
Highwoods Joint Venture (North Carolina Partnership) 60%

WSMH, Inc. (Maryland Corporation)
WSMH Licensee, LLC (Maryland LLC)

WUCW, LLC (Maryland LLC)
KLGT Licensee, LLC (Maryland LLC)

Chesapeake Television Licensee, LLC (Maryland LLC)
KABB Licensee, LLC (Maryland LLC)
KDNL Licensee, LLC (Maryland LLC)
KEYE Licensee, LLC (Nevada LLC)
KFDM Licensee, LLC (Nevada LLC)
KFOX Licensee, LLC (Nevada LLC)
KFXA Licensee, LLC (Nevada LLC)

KGAN Licensee, LLC (Maryland LLC)
KGBT Licensee, LLC (Nevada LLC)
KHQA Licensee, LLC (Nevada LLC)
KOCB Licensee, LLC (Maryland LLC)
KPTH Licensee, LLC (Nevada LLC)
KRCG Licensee, LLC (Nevada LLC)
KRXI Licensee, LLC (Nevada LLC)
KSAS Licensee, LLC (Nevada LLC)
KTVL Licensee, LLC (Nevada LLC)
KTVO Licensee, LLC (Nevada LLC)
KUPN Licensee, LLC (Maryland LLC)
KUTV Licensee, LLC (Nevada LLC)
KVII Licensee, LLC (Nevada LLC)
KXRM Licensee, LLC (Nevada LLC)
KXTU Licensee, LLC (Nevada LLC)
New York Television, Inc. (Maryland Corporation)
WACH Licensee, LLC (Nevada LLC)
WCWB Licensee, LLC (Maryland LLC)
WCWN Licensee, LLC (Nevada LLC)
WDKY Licensee, LLC (Maryland LLC)
WEAR Licensee, LLC (Maryland LLC)
WFGX Licensee, LLC (Nevada LLC)
WFXL Licensee, LLC (Nevada LLC)
WGFL Licensee, LLC (Nevada LLC)
WGXA Licensee, LLC (Nevada LLC)
WHOI Licensee, LLC (Nevada LLC)
WHP Licensee, LLC (Nevada LLC)
WKRC Licensee, LLC (Nevada LLC)
WLFL Licensee, LLC (Maryland LLC)
WLOS Licensee, LLC (Maryland LLC)
WLUC Licensee, LLC (Nevada LLC)
WMSN Licensee, LLC (Nevada LLC)
WNAB Licensee, LLC (Nevada LLC)
WNWO Licensee, LLC (Nevada LLC)
WOAI Licensee, LLC (Nevada LLC)
WOLF Licensee, LLC (Nevada LLC)
WPBN Licensee, LLC (Nevada LLC)
WPDE Licensee, LLC (Nevada LLC)
WPEC Licensee, LLC (Nevada LLC)
WPGH Licensee, LLC (Nevada LLC)
WQMY Licensee, LLC (Nevada LLC)
WRGB Licensee, LLC (Nevada LLC)
WRGT Licensee, LLC (Nevada LLC)
WRLH Licensee, LLC (Nevada LLC)
WSTQ Licensee, LLC (Nevada LLC)
WSYX Licensee, Inc. (Maryland Corporation)
WTAT Licensee, LLC (Nevada LLC)
WTGS Licensee, LLC (Nevada LLC)
WTOV Licensee, LLC (Nevada LLC)
WTTA Licensee, LLC (Nevada LLC)
WTTO Licensee, LLC (Maryland LLC)
WTVC Licensee, LLC (Nevada LLC)
WTVX Licensee, LLC (Nevada LLC)
WTVZ Licensee, LLC (Maryland LLC)
WUHF Licensee, LLC (Nevada LLC)
WUPN Licensee, LLC (Maryland LLC)

WUTV Licensee, LLC (Nevada LLC)
WUXP Licensee, LLC (Maryland LLC)
WWHO Licensee, LLC (Nevada LLC)
WWMT Licensee, LLC (Nevada LLC)
WXLV Licensee, LLC (Nevada LLC)
WZTV Licensee, LLC (Nevada LLC)

Sinclair Digital Group, LLC (Maryland LLC)

Sinclair Networks Group, LLC (Maryland LLC)

Sinclair Programming Company, LLC (Maryland, LLC)

Sinclair Television of Fresno, LLC (Delaware LLC)
KFRE Licensee, LLC (Delaware LLC)
KMPH Licensee, LLC (Delaware LLC)
WJAC Licensee, LLC (Nevada LLC)

Sinclair Television of Omaha, LLC (Delaware LLC)
KPTM Licensee, LLC (Delaware LLC)

Sinclair Television of Seattle, Inc. (Washington Corporation)
Fisher Properties, Inc. (Washington Corporation)
Fisher Mills, Inc. (Washington Corporation)
Sinclair Media Services Company (Washington Corporation)
Sinclair Television Media, Inc. (Washington Corporation)
Sinclair Broadcasting of Seattle, LLC (Delaware LLC)
Sinclair Television of Bakersfield, LLC (Delaware LLC)
Sinclair Media of Boise, LLC (Delaware LLC)
Sinclair Television of Portland, LLC (Delaware LLC)
Sinclair Television of Oregon, LLC (Delaware LLC)
Sinclair Radio of Seattle, LLC (Delaware LLC)
Sinclair Media of Seattle, LLC (Delaware LLC)
Sinclair Media of Washington, LLC (Delaware LLC)
Sinclair Television of Washington, Inc. (Washington Corporation)
Sinclair Kennewick Licensee, LLC (Nevada LLC)
Sinclair La Grande Licensee, LLC (Nevada LLC)
Sinclair Seattle Licensee, LLC (Nevada LLC)
Sinclair Bakersfield Licensee, LLC (Nevada LLC)
Sinclair Boise Licensee, LLC (Nevada LLC)
Sinclair Yakima Licensee, LLC (Nevada LLC)
Sinclair Lewiston Licensee, LLC (Nevada LLC)
Sinclair Portland Licensee, LLC (Nevada LLC)
Sinclair Eugene Licensee, LLC (Nevada LLC)
Sinclair Radio of Seattle Licensee, LLC (Nevada LLC)